JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Mortgage Investment Corp.

Company Update

September 10, 2013

PLEASE READ: Important Regulatory and Yield Risk Disclosures

Certain statements made in this presentation regarding JAVELIN Mortgage Investment Corporation ("JAVELIN" or the "Company"), and any other statements regarding JAVELIN's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for JAVELIN's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. JAVELIN assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of JAVELIN.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

JAVELIN Capitalization, Dividend Policy, Transparency and Manager

Market Capitalization

- 13,500,050 shares of common stock outstanding (NYSE: "JMI").
- Market capitalization of $168.3 million.

Common Stock Dividend Policy and Taxable REIT Income

- JAVELIN pays common stock dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The Q3 2013 dividend rate is $0.23 per month.

Q3 2013	Jul	Aug	Sep
Record Date	15th	15th	16th
Payment Date	30th	29th	27th

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.javelinreit.com.**
- Agency premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily (GAAP/Tax differences).
- Non-Executive Board Chairman.

JAVELIN REIT Manager

- JAVELIN is externally managed by ARMOUR Residential Management LLC.

Information as of 08/30/2013.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Portfolio Status Update

JAVELIN has made several portfolio changes in order to maintain leverage and liquidity at appropriate levels.

Changes made since the end of Q2 2013:

- Sold $508.4 million of Agency MBS securities.
- Purchased $29.6 million of Non-Agency MBS securities.
- Maintained notional amount of hedges at $931.3 million.
- Debt-to-equity ratio, as a measure against shareholder's equity at the end of Q2 2013, decreased from 9.3 to 6.9.

Information as of 08/30/2013.

JAVELIN Balance Sheet Targets

Assets

JAVELIN invests in Agency and Non-Agency mortgage securities.

Duration

Net Agency & new issue non-Agency balance sheet target of 1.5 or less.

- 6.83 gross asset duration of Agency and new issue non-Agency securities.
- -7.41 hedge duration.
- 1.07 net balance sheet duration after the effect of derivatives.

Hedging

Hedge a minimum of 40% of fixed rate Agency & new issue non-Agency assets and funding rate risk.

- $931.3 million in derivatives (swaps and swaptions).
- 67.8% of non-ARM assets hedged with derivatives.
- 66.1% of repurchase agreements hedged with derivatives.

Liquidity

Hold 40% of unlevered equity in cash between prepayment periods.

- $63.5 million in total liquidity.
  - $59.3 million in true cash.
  - $4.2 million in unlevered securities.
  - $9.0 million in short term Agency P&I.

Leverage

Long term debt to equity target of 7.5x.

- $1.41 billion in net REPO borrowings
- 6.9x quarter end shareholder's equity.

Information as of 08/30/2013.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Portfolio Strategy and Investment Methodology

- JAVELIN will utilize ARRM's proprietary analytical approach as well as Intex, Bloomberg, and other third-party systems to analyze mortgage investment opportunities both for Agency and non-Agency mortgage securities.
- Strong bias toward a "buy and hold" strategy, with occasional sales made as market conditions change.
- The investment team considers an array of factors, both bottom up and top down:

Non-Agency Structure Analysis

- Seniority, subordination model.
- Model completeness and accuracy.
- Litigation and policy risks.

Agency & Non-Agency Class Analysis

- Prepayment history.
- Prepayment expectations.
- Premium/discount.
- Liquidity.

Agency & Non-Agency Loan Analysis

- Original and current loan balance.
- Year of origination.
- Originating company, third-party originators.
- Loan seasoning.
- Principal amortization schedule.
- Original loan-to-value ratio.
- Geography.

Agency Pool Analysis

- NO TBA pools – Only specified pools.
- Only "pass-through" securities. No CMO's.
- Prepayment history and expectations.
- Premium over par.
- "Hedgability."
- Liquidity.
- Diversify broadly to limit idiosyncratic pool risk.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Agency and Non-Agency Portfolios

Agency Fixed Rate Securities	Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing Between 121 and 180 Months	$ 29.8	2.4%	3.00/3.47
Fixed Rates Maturing Between 181 and 240 Months	$ 29.4	2.3%	3.08/3.51
Fixed Rates Maturing Between 241 and 300 Months	$ 55.8	4.4%	3.38/3.84
Fixed Rates Maturing Between 301 and 360 Months	$ 1,151.2	90.9%	3.38/3.87
Total or Weighted Average	**$ 1,266.3**	**100.0%**	**3.36/3.85**

Non-Agency Securities	Current Value (millions)	Percentage of Non-Agency Securities	Weighted Average Purchase Price	Weighted Average Coupon (%)	Weighted Average Loan Age (months)	Weighted Average Loan Size ($k)
Legacy Prime Fixed	$ 32.9	13.2%	96.5%	6.0%	79	516
Legacy Prime Hybrid	$ 18.0	7.2%	81.0%	3.4%	80	610
Legacy Alt-A Fixed	$ 81.0	32.6%	86.3%	5.9%	84	367
Legacy Alt-A Hybrid	$ 9.3	3.7%	81.9%	2.7%	91	531
New Issue Prime Fixed	$ 107.5	43.2%	95.5%	3.1%	5	778
Total or Weighted Average	**$ 248.8**	**100.0%**	**91.1%**	**4.4%**	**49**	**588**

Information and pricing as of 8/30/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Agency & New Issue Non-Agency Portfolio Duration

Agency Asset Class	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
Fixed Rates Maturing Between 121 and 180 Months	$ 29.8	106.0%	102.5%	3.00/3.47	4.16
Fixed Rates Maturing Between 181 and 240 Months	$ 29.4	106.2%	99.4%	3.08/3.51	5.54
Fixed Rates Maturing Between 241 and 300 Months	$ 55.8	106.6%	99.0%	3.38/3.84	6.31
Fixed Rates Maturing Between 301 and 360 Months	$ 1,151.2	105.6%	99.0%	3.38/3.87	6.93
Total or Weighted Average	**$ 1,266.3**	**105.6%**	**99.1%**	**3.36/3.85**	**6.81**

Non-Agency New Issue Securities	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
Prime Fixed	$ 107.5	95.5%	90.5%	3.08/3.80	7.06
Total or Weighted Average	**$ 107.5**	**95.5%**	**90.5%**	**3.08/3.80**	**7.06**

Information and pricing as of 8/30/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Hedge Portfolio

Derivative Type	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swap	49-60 Months	53	$	100.0	0.73
Interest Rate Swap	61-120 Months	114	$	601.3	1.76
Interest Rate Swap	121-180 Months	122	$	100.0	2.05
Total or Weighted Average		**107**	**$**	**801.3**	**1.67**

Interest Rate Swaptions	Underlying Swap Term	Weighted Average Remaining Option Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swaptions	61-120 Months	1	$	130.0	1.85
Total or Weighted Average		**1**	**$**	**130.0**	**1.85**

Counterparties include:
Citibank, N.A., Nomura Global Financial Products Inc. and Wells Fargo Bank, N.A.

Information as of 8/30/2013. Some totals may not foot due to rounding.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Balance Sheet Hedge Metrics

Estimated Balance Sheet Duration	Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$ 1,266.3	6.81
Non-Agency New Issue Assets	$ 107.5	7.06
Interest Rate Swaps	$ 801.3	-7.38
Interest Rate Swaptions	$ 130.0	-7.63
Net Balance Sheet Duration		**1.07**

	Amount (millions)	% Hedged
Agency & Non-Agency New Issue Assets	$ 1,373.8	67.8%
Net Agency & Non-Agency New Issue Repo Balance	$ 1,409.6	66.1%

Information and pricing as of 8/30/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Agency Portfolio Constant Prepayment Rates ("CPR")


Monthly Portfolio Constant Prepayment Rate
Prior Months
Current Months
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.2
1.6
2.6
4.1
4.7
3.8
4.7
6.0
6.4
5.5
4.3
November-12
December-12
January-13
February-13
March-13
April-13
May-13
June-13
July-13
August-13
September-13


September 2013
Agency Asset Class CPR
12
10
8
6
4
2
0
10.0
0.3
8.1
4.1
4.3
15 Year Pass-Throughs
20 Year Pass-Throughs
25 Year Pass-Throughs
30 Year Pass-Throughs
Portfolio Average

JAVELIN expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Agency & Non-Agency Repo Composition

REPO Counter-Party[1]	Principal Borrowed (millions)		Percentage of REPO Positions with JAVELIN	Weighted Average Maturity in Days	Longest Maturity in Days
1 J.P. Morgan Securities LLC	$	175.7	12.5%	50	89
2 BNP Paribas Securities Corp.	$	132.7	9.4%	18	24
3 Daiwa Securities America Inc.	$	128.0	9.1%	81	83
4 Credit Suisse Securities (USA) LLC	$	104.5	7.4%	48	91
5 Citigroup Global Markets Inc.	$	92.3	6.6%	58	91
6 Deutsche Bank Securities Inc.	$	91.1	6.5%	77	83
7 Morgan Stanley & Co. LLC	$	88.1	6.3%	48	48
8 Merrill Lynch, Pierce, Fenner & Smith Inc.	$	86.0	6.1%	85	87
9 ICBC Financial Services LLC	$	82.2	5.8%	57	83
10 Mizuho Securities USA Inc.	$	73.3	5.2%	10	13
11 KGS-Alpha Capital Markets, L.P.	$	58.1	4.1%	47	66
12 Nomura Securities International, Inc.	$	54.9	3.9%	35	42
13 Pierpont Securities LLC	$	51.4	3.6%	17	17
14 Barclays Capital Inc.	$	43.1	3.1%	71	75
15 South Street Securities LLC	$	35.6	2.5%	10	10
16 Royal Bank of Canada	$	31.2	2.2%	48	77
17 RBS Securities Inc.	$	25.3	1.8%	8	24
18 Mitsubishi UFJ Securities (USA), Inc.	$	24.8	1.8%	66	66
19 Guggenheim Securities, LLC	$	19.6	1.4%	10	11
20 Jefferies & Company, Inc.	$	11.7	0.8%	17	17
Total or Weighted Average	**$**	**1,409.6**	**100.0%**	**49**	

Weighted Average Repo Rate	0.54%
Weighted Average Haircut	7.37%
Debt to Quarter End Shareholder's Equity Ratio	6.9

(1) JAVELIN has signed MRAs with 27 counterparties.

Information as of 8/30/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN

MORTGAGE INVESTMENT CORP.

3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340